Statements of Net Assets Available for Benefits - Metropolitan Commercial Bank 401(k) Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments
Investments, at fair value	$ 42,876,538	$ 33,161,222
Receivables
Employer contributions	154,876	21,775
Participant contributions		137,499
Notes receivable from participants	650,110	527,621
Total receivables	804,986	686,895
Net assets available for benefits	$ 43,681,524	$ 33,848,117